The E-Valuator Growth (70%-85%) RMS Fund

Summary Prospectus Dated January 26, 2024

Service Class (EVGLX)

Before you invest, you may want to review the Fund’s prospectus which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.evaluatorfunds.com/resources/. You can also get this information at no cost by calling 888-507-2798 or by sending an e-mail request to info@e-valuator.com. The Fund’s current prospectus and statement of additional information, each dated January 26, 2024, as revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

The E-Valuator Growth (70%-85%) RMS Fund (the “Fund”) seeks to provide growth of principal but will at times seek to provide both growth of principal and income within the stated asset allocation range.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Service Class
Shareholder Fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.45%
Distribution (12b-1) Fees	None
Other Expenses	0.18%
Shareholder Services Plan(1)	0.00%
Acquired Fund Fees and Expenses(2)	0.26%
Total Annual Fund Operating Expenses	0.89%
Fee Waivers and/or Expense Reimbursements(3)	(0.07)%
Total Annual Fund Operating Expenses (after fee waivers and expense reimbursements)	0.82%

(1)	Shareholder Services Plan expenses have been restated to reflect estimated amounts for the current fiscal year.

(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses do not reflect Fund expenses paid indirectly and do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses.

(3)	Systelligence, LLC (the “Adviser”), has contractually agreed to waive its management fee to an annual rate of 0.38% of the average daily net assets of the Fund. Additionally, after giving effect to the foregoing fee waiver, the Adviser has contractually agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expense on short sales, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 0.80% of the average daily net assets of the Fund. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date that such waiver was made or such expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. Currently, the Adviser is voluntarily waiving its right to such recoupment of fees. The Adviser may not terminate this contractual agreement prior to January 31, 2025, and thereafter the agreement shall continue in effect from year-to-year for successive one-year periods provided the agreement may be terminated by the Board of Trustees or the Adviser, without payment of any penalty, upon ninety (90) days’ prior written notice.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each period shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Service Class	$84	$262	$455	$1,011

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended September 30, 2023, the Fund’s portfolio turnover rate was 110% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing, under normal market conditions, primarily in the securities of other unaffiliated investment companies, including open-end funds, exchange-traded funds (“ETFs”) and closed-end funds (collectively referred to as “Underlying Funds”). The Fund utilizes a risk- managed strategy (thus, the term “RMS” in the Fund’s name), which involves the allocation of invested assets across multiple underlying investments in a manner that attempts to limit fluctuations in annualized returns that would be commensurate to an investor seeking to experience very low volatility as measured by standard deviation. An investment’s volatility is commonly measured by standard deviation. Standard deviation provides the probable range of anticipated returns based on the performance fluctuations over previous time periods (1-year, 3-year, or 5-year). Investments with the lowest levels of standard deviation would be considered very conservative (less volatile), while investments with higher levels of standard deviation would be considered more growth oriented and aggressive in nature (more volatile). The strategy of this Fund is to keep the level of annual performance fluctuation within standard deviation parameters that would be suitable for a growth-oriented investor. This is identified by standard deviations that are slightly greater than that of a moderate risk investor, but less than those of an aggressive growth investor. Under normal circumstances, the Fund seeks to maintain a standard deviation between 8% to 11% over a 3-year timeframe or a 5-year timeframe.

The Fund allocates assets across three broad asset classes (money market, bonds, equities) in a manner that provides a high probability of meeting the standard deviation goals. The Fund will generally allocate 15%-30% of its assets into a variety of Underlying Funds that focus on investments in fixed income securities (e.g., money markets and bonds) that possess varying qualities of credit and duration including high-yield securities (also referred to as “junk bonds”). The remaining 70%-85% of the Fund’s assets will generally be allocated to Underlying Funds that invest in equity securities that have the potential of providing dividends and growth on an annual basis. The equity allocation will be invested in Underlying Funds that invest in U.S. and foreign securities (including emerging markets securities) and that focus on investments without regard to market capitalization (i.e., investments may include securities of issuers that would be considered small, medium and/or large capitalization companies). The Fund identifies an emerging market security based on it being placed in the Diversified Emerging Market Equity category by Morningstar, Inc. Systelligence, LLC (the “Adviser”) incorporates a” Core and Satellite” management philosophy with 20% to 80% of a category allocation invested in the “Core” holdings and the remaining amount investing in the “Satellite” holdings. A category allocation is the amount of assets to be allocated into an investment category. Morningstar, Inc. has created what the Adviser believes to be an industry standard of investment categories, which aid in the recognition of an investment’s underlying holdings, e.g., Intermediate Term Bond Category, Short Term Government Bond Category, Domestic Large Cap Stock Category, etc. The “Core and Satellite” management philosophy is synonymous with “Passive Management” and ‘Active Management,” respectively. The “Core” component pertains to the portion of the Fund’s asset allocation that is devoted to passive management. Passive management is considered a form of investment management whereby the allocation mirrors the allocation of a benchmark, or index. The Fund’s allocation into “Core” holdings is achieved by investing a portion of the Fund’s assets into Underlying Funds that attempt to replicate the performance of a common index (e.g., S&P 500®, Russell 1000, Bloomberg Barclays US Aggregate Bond Index, etc.) (that is, passively managed Underlying Funds). The Fund’s “Satellite” component pertains to the portion of the Fund’s asset allocation that is devoted to active management. Active management is considered a form of investment management whereby the allocation is driven by security selection and trading with an overriding goal of outperforming a stated index, or benchmark. The Fund’s allocation into “Satellite” holdings is accomplished by investing a portion of the Fund’s assets in actively managed Underlying Funds. By constructing the Fund’s portfolio with Core and Satellite holdings, the Adviser is blending two management philosophies in an effort to capture the returns of the market indexes through Core holdings, while also seeking to enhance the overall performance with Satellite holdings, and thus attempting to deliver above average performance.

2

The Adviser selects the Fund’s “Core” holdings by first arriving at an asset allocation across three broad asset classes (money market, bonds, and equities) that the Adviser believes provides the highest probability of meeting the stated volatility goals. Once this broad asset allocation is determined, the second decision is to determine the allocations within each of the aforementioned broad asset classes. For instance, once the allocation percentage into equities has been determined, the next step would be to identify the amount allocated between foreign and domestic equities. Once this has been determined, the next decision is to determine the allocation into large companies, medium sized companies, and small companies within each equity sub-group. When the allocation based on company size has been determined, the Adviser will dedicate a portion of that allocation into passive management, i.e. index, also referred to as “Core”. Likewise, the Fund will allocate a portion of the allocation into active management, also referred to as “Satellite”.

The Adviser allocates the Fund’s assets with respect to Satellite holdings among the Underlying Funds by utilizing proprietary quantitative-based models in which an Underlying Fund must meet a performance criteria of outperforming the average of its peer group by a minimum of 10% across multiple timeframes (1 month, 3 months, 6 months, 1 year, 2 years, 3 years, and 5 years) to be considered a potential (or remain as an existing) investment in the Fund. The emphasis of each timeframe in the overriding analysis is determined through a proprietary weighting process that enables the Adviser to place more emphasis on varying timeframes through a variety of market cycles. The Adviser’s asset allocation to both the Core and Satellite components of the Fund will generally be rebalanced when an allocation dispersion exceeding +/- 10% is experienced. For instance, if an Underlying Fund’s allocation of the Fund’s total assets equals 15%, then the Adviser would rebalance if/when this investment’s allocation exceeded 16.5% of the Fund’s total assets (110% x 15% = 16.5%), or if/ when this Underlying Fund’s allocation as a percent of the Fund’s total assets drops to less than 13.5% (90% x 15% = 13.5%).

Based on technical analysis of economic and market conditions, the Adviser may, from time to time, allocate up to 5% of the Fund’s net assets to investments in ETFs that are tied to the performance of the broad equity markets as measured by such indices as the S&P 500® Index. These ETFs may include leveraged and inverse ETFs, which are used to manage volatility. A long-position in ETFs would reflect the Adviser’s assessment that the markets are moving in an upward direction. Whereas, an inverse position would reflect an assessment by the Adviser that the markets are generally moving downward. Depending upon the strength of the indicators in the Adviser’s technical analysis, the Adviser may allocate to ETFs that are leveraged and would thus anticipate a multiple (e.g., 2X) of the performance of the market in either an upward or downward direction. Due to the growth or decline in any allocation to this type of position, the Adviser’s asset allocation will be rebalanced when an allocation dispersion exceeding +/- 10% is experienced.

The Adviser sells or reduces the Fund’s position in an Underlying Fund when the Underlying Fund’s performance begins to lag the average of its respective peer group by 10% or more, and has done so for an average of 3-months or more. These performance tolerance standards are applied to multiple timeframes, i.e., 1-month, 3-month, 6-month, 1-year, 2-year, 3-year, and 5-year timeframes. These settings are subject to change as market conditions warrant.

The Fund may engage in frequent and active trading within both its Core and Satellite components in order to achieve its investment objective.

The Fund may invest in Underlying Funds that utilize derivatives such as put and call options on stocks and stock indices, and index futures contracts and options thereon, which can be more sensitive to changes in interest rates or to sudden fluctuations in market prices than conventional securities. The Underlying Funds may utilize derivatives to, among other things, seek to enhance return, to hedge some of the Underlying Fund’s investments or as a substitute for a position in the underlying asset. Additionally, some of the Underlying Funds may invest directly or indirectly in physical commodities, such as gold, silver, and other precious materials.

The Fund may, from time to time, focus its investments in a particular industry or sector for the purpose of capitalizing on performance momentum in that industry or sector due to significant changes in market conditions, economic conditions, geopolitical conditions, etc., as well as to reduce downside exposure to significant changes in conditions such as market, economic or geopolitical.

Principal Risks

It is important that you closely review and understand the risks of investing in the Fund. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Principal Risks described herein pertain to direct risks of making an investment in the Fund and/or risks of the Underlying Funds.

3

Market Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; the spread of infectious illness or other public health issue; and currency, interest rate and commodity price fluctuations. For example, the novel coronavirus (COVID-19) has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity as well as the widespread shutdown of large sections of world economies.

Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The Adviser’s investment approach may fail to produce the intended results. If the Adviser’s perception of an Underlying Fund’s value is not realized in the expected time frame, the Fund’s overall performance may suffer.

Growth Risk. If an Underlying Fund adviser’s perceptions of a company’s growth potential are wrong, the securities purchased by that Underlying Fund (and in turn the Fund) may not perform as expected reducing the Underlying Fund’s and the Fund’s return.

Other Investment Company Risk. The Fund will incur higher and duplicative expenses when it invests in Underlying Funds. There is also the risk that the Fund may suffer losses due to the investment practices of the Underlying Funds. When the Fund invests in an underlying mutual fund or ETF, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the Underlying Fund or index on which the ETF or index mutual fund is based and the value of the Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index. Since the Fund invests in other investment companies that invest in equity securities, risks associated with investments in other investment companies will include stock market risk. In addition to the brokerage costs associated with the fund’s purchase and sale of the underlying securities, ETFs and mutual funds incur fees that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs and mutual funds, in addition to Fund expenses. Because the Fund is not required to hold shares of Underlying Funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the Underlying Funds. ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop. The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. The Investment Company Act of 1940 (the “1940 Act”) and the rules and regulations adopted under that statute impose conditions on investment companies which invest in other investment companies, and as a result, the Fund is generally restricted on the amount of shares of another investment company to shares amounting to no more than 3% of the outstanding voting shares of such other investment company.

Closed-End Fund Risk. Closed-end funds may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio. Closed-end fund shares may also trade at a discount to their net asset value.

Exchange-Traded Fund Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) an ETF’s shares may trade at a market price that is above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Inverse and Leveraged ETF Risks. To the extent that the Fund invests in inverse ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The net asset value and market price of leveraged or inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. Most inverse and leveraged ETFs are designed to achieve their stated objectives on a daily basis. Their performance over long periods of time can differ significantly from the performance or inverse of the performance of the underlying index during the same period of time. This effect can be magnified in volatile markets.

4

Equity Risk. To the extent the Fund invests in Underlying Funds that invest in equity securities, it is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of an Underlying Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

Dividend-Paying Securities Risk. To the extent the Fund invests in Underlying Funds that invest in dividend-paying securities it will be subject to certain risks. The company issuing such securities may fail and have to decrease or eliminate its dividend. In such an event, an Underlying Fund, and in turn the Fund, may not only lose the dividend payout but the stock price of the company may fall.

Portfolio Turnover Risk. The Fund’s investment strategy involves active trading and may result in a high portfolio turnover rate. A high portfolio turnover rate can result in correspondingly greater brokerage commission expenses. A high portfolio turnover may result in the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect performance.

Index Management Risk. To the extent the Fund invests in an Underlying Fund that is intended to track a target index, it is subject to the risk that the Underlying Fund may track its target index less closely. For example, an adviser to the Underlying Fund may select securities that are not fully representative of the index, and the Underlying Fund’s transaction expenses, and the size and timing of its cash flows, may result in the Underlying Fund’s performance being different than that of its index. Additionally, the Underlying Fund will generally reflect the performance of its target index even when the index does not perform well.

Model and Data Risk. The Adviser uses proprietary quantitative-based models in selecting investments for the Fund. Investments selected using a model may perform differently than expected as a result of the factors used in the model, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the model (including, for example, data problems, problems with data supplied by third parties, software issues, or other types of errors). There is no guarantee that the Adviser’s quantitative-based models will perform as expected or result in effective investment decisions for the Fund.

Short Sale Risk. The Fund may engage in short sales. The larger a Fund’s short position, the greater the potential for gain and loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss, which can be unlimited. To borrow the security, the Fund also may be required to pay a premium, which could increase the cost of the security sold short. In addition, because a Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited.

Small- and Mid-Cap Risk. To the extent the Fund invests in Underlying Funds that invest in small- and mid-capitalization companies, the Fund will be subject to additional risks. Smaller companies may experience greater volatility, higher failure rates, more limited markets, product lines, financial resources, and less management experience than larger companies. Smaller companies may also have a lower trading volume, which may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

Passive Investment Risk. The “Core” portion of the Fund’s investment philosophy is devoted to passive management. As such, it invests in Underlying Funds whose securities are representative of a certain benchmark or index regardless of investment merit. The Fund does not attempt to outperform its benchmark or index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its benchmark or index.

Volatility Risk. Equity securities tend to be more volatile than other investment choices. The value of an individual Underlying Fund can be more volatile than the market as a whole. This volatility affects the value of the Fund’s shares.

Foreign Securities Risk. Underlying Funds in the Fund’s portfolio may invest in foreign securities. Foreign securities are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, currency risk, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Emerging Markets Securities Risk. To the extent that Underlying Funds invest in issuers located in emerging markets, foreign securities risk may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Fixed Income Securities Risk. To the extent the Fund invests in Underlying Funds that invest in fixed income securities, the Fund will be subject to fixed income securities risks. While fixed income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices. The values of fixed income securities may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal.

5

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

Interest Rate Risk. The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Fund’s income-producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance.

Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Prepayment Risk. The Fund may invest in Underlying Funds that invest in mortgage- and asset-backed securities, which are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected.

Income Risk. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest in Underlying Funds that invest their assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.

High-Yield Securities (“Junk Bond”) Risk. To the extent that the Fund invests in Underlying Funds that invest in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), the Fund may be subject to greater levels of interest rate and credit risk than funds that do not invest in such securities. Junk bonds are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Underlying Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, an investor may lose its entire investment, which will affect the Fund’s return.

Industry or Sector Focus Risk. To the extent the Underlying Funds in which the Fund invests focus their investments in a particular industry or sector, the Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities. One reason for dedicating assets to a specific industry or sector is to capitalize on performance momentum due to significant changes in market conditions, economic conditions, geopolitical conditions, etc. Another reason for dedicating assets to a specific industry or sector would be to reduce downside exposure due to a significant change in market conditions, economic conditions, geopolitical conditions, etc.

Derivatives Risk. Underlying Funds in the Fund’s portfolio may use derivative instruments such as put and call options on stocks and stock indices, and index futures contracts and options thereon. There is no guarantee such strategies will work. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. As a result, the Underlying Fund, may not be able to close out a position in a futures contract at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Underlying Fund’s initial investment in such contracts. The Underlying Fund’s use of derivatives may magnify losses for it and the Fund.

6

If the Underlying Fund is not successful in employing such instruments in managing its portfolio, its performance will be worse than if it did not invest in such instruments. Successful use by an Underlying fund of options on stock indices, index futures contracts (and options thereon) will be subject to its ability to correctly predict movements in the direction of the securities generally or of a particular market segment. In addition, Underlying Funds will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce the return. In utilizing certain derivatives, an Underlying Fund’s losses are potentially unlimited.

Derivative instruments may also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

Underlying Funds in which the Fund invests may use derivatives to seek to manage the risks described below.

Interest rate risk. This is the risk that the market value of bonds owned by the Underlying Funds will fluctuate as interest rates go up and down.

Yield curve risk. This is the risk that there is an adverse shift in market interest rates of fixed income investments held by the Underlying Funds. The risk is associated with either flattening or steepening of the yield curve, which is a result of changing yields among comparable bonds with different maturities. If the yield curve flattens, then the yield spread between long- and short-term interest rates narrows and the price of a bond will change. If the curve steepens, then the spread between the long- and short-term interest rates increases which means long-term bond prices decrease relative to short-term bond prices.

Prepayment risk. This is the risk that the issuers of bonds owned by the Underlying Funds will prepay them at a time when interest rates have declined, any proceeds may have to be invested in bonds with lower interest rates, which can reduce the returns.

Liquidity risk. This is the risk that assets held by the Underlying Funds may not be liquid.

Credit risk. This is the risk that an issuer of a bond held by the Underlying Funds may default.

Market risk. This is the risk that the value of a security or portfolio of securities will change in value due to a change in general market sentiment or market expectations.

Inflation risk. This is the risk that the value of assets or income will decrease as inflation shrinks the purchasing power of a particular currency.

Commodity Risk. Investing in commodities may subject an Underlying Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility and future market conditions may result in rapid and substantial valuation increases and decreases. The value of commodities and commodity contracts may be affected by a variety of factors, including global supply and demand, changes in interest rates, commodity index volatility, and factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, government regulation, tariffs and taxes, world events and economic, political and regulatory developments. Certain commodities or natural resources may be produced in a limited number of countries and may be controlled by a small number of producers. Political, economic and supply-related events in such countries could have a significant impact on the value of such commodities.

RIC Qualification Risk. To qualify for treatment as a RIC under the Internal Revenue Code of 1986, the Fund must meet certain income source, asset diversification and annual distribution requirements. Among other means of not satisfying the qualifications to be treated as a RIC, the Fund’s investments in certain ETFs that invest in or hold physical commodities could cause the Fund to fail the income source component of the RIC requirements. If, in any year, the Fund fails to qualify as a RIC for any reason and does not use a “cure” provision, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of distributions.

7

Performance History

The Fund commenced operations as a series of the Trust following the completion of the reorganization of the corresponding series of World Funds Trust with the same name and managed by the Adviser (the “Predecessor Fund”) into the Fund, which occurred on May 21, 2021 (the “Reorganization”). The investment objective, strategy, policies, guidelines and restrictions of the Fund were and continue to be, in all material respects, the same as those of the Predecessor Fund at the time of the Reorganization. As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance information prior to May 21, 2021 included herein is that of the Predecessor Fund. Performance information prior to May 26, 2016 is the historic performance of a bank-sponsored collective investment fund of which the Predecessor Fund was the successor.

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated Fund performance information can be obtained by visiting www.evaluatorfunds.com or by calling toll-free at 855.621.9877.

E-VALUATOR GROWTH (70%-85%) RMS FUND

(SERVICE CLASS)

CALENDAR YEAR TOTAL RETURNS(1)

(1)	The performance presented for periods prior to May 26, 2016 is the historic performance of a bank-sponsored collective investment fund, The E-Valuator Growth Risk Managed Strategy (the “CIF”), of which the Predecessor Fund was the successor (net of actual fees and expenses charged to the CIF). The performance of the CIF has not been restated to reflect the fees, expenses and fee waivers and/or expense limitations applicable to each class of shares of the Fund. If the performance of the CIF were restated to reflect the applicable fees and expenses of each class of shares of the Fund, the performance may have been lower than the performance shown in the bar chart and Average Annual Total Returns table below. For periods after May 26, 2016, the performance of each class of shares differs as a result of the different levels of fees and expenses applicable to each class of shares.

During the periods shown in the bar chart, the Fund’s highest return for a calendar quarter was 21.02% (quarter ending 6/30/2020) and the Fund’s lowest return for a calendar quarter was -19.30% (quarter ending 3/31/2020).

The following table shows how average annual total returns of the Fund compared to those of a broad measure of market performance.

Average Annual Total Return as of December 31, 2023

The E-Valuator Growth (70%-85%) RMS Fund – Service Class	1 Year	5 Years	10 Years
Return Before Taxes	14.21%	9.40%	6.67%
Return After Taxes on Distributions(1)	13.56%	7.34%	4.99%
Return After Taxes on Distributions and Sale of Fund Shares(2)	8.81%	6.84%	4.80%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(2)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.

Investment Adviser

Systelligence, LLC, is the investment adviser to the Fund.

Portfolio Manager

Kevin Miller, Chief Executive Officer and Portfolio Manager of the Adviser, served as a portfolio manager to the Predecessor Fund since its inception on May 26, 2016 and is primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on days when the New York Stock Exchange (“NYSE”) is open for regular trading through a financial advisor, by mail addressed to the Fund, 235 W Galena Street, Milwaukee, WI 53212, by wire, or by calling the Funds toll free at 888.507.2798. Purchases and redemptions by telephone are only permitted if you previously established this option on your account. The minimum initial purchase or exchange into a Fund is $10,000 for Service Class shares. Subsequent investments must be in amounts of $100 or more for Service Class shares. The Funds may waive minimums for purchases or exchanges through employer-sponsored retirement plans and individual retirement accounts.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case withdrawals will be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

8